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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of Earliest Event Reported): October 11, 2000


                                 OMI CORPORATION
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             (Exact name of registrant as specified in its charter)

 THE MARSHALL ISLANDS                  001-14135                   52-2098714

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(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
     of incorporation)                                       Identification No.)



                                ONE STATION PLACE
                               STAMFORD, CT 06902
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              (Address and zip code of principal executive offices)

                                 (203) 602-6700
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              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)

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Item 5.   Other Events.

          On October 11, 2000, OMI Corporation issued a press release announcing the release of financial results for the third quarter ended September 30, 2000. OMI also announced that it had agreed to acquire from another owner a contract for one new Suezmax tanker. The full text of the press release is set forth in
Exhibit 99.1 and is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits.

     (c)  Exhibits

    99.1  Press release of OMI Corporation dated October 11, 2000.



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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 13, 2000


                                 OMI CORPORATION



                                By: /s/ Craig Stevenson, Jr.
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                                Name:   Craig H. Stevenson, Jr.
                                Title:  Chief Executive Officer and President